UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2010
Health Grades, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22019	62-1623449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Golden Ridge Road, Suite 100 Golden, Colorado	80401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 716-0041
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 9, 2010, Health Grades, Inc., a Delaware corporation (the “Company”), Mountain Acquisition Corp., a Delaware corporation (“Parent”), Mountain Merger Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Purchaser”), and Mountain Acquisition Holdings, LLC, a Delaware limited liability company (“Holdings”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger among the Company, Parent, Purchaser and Holdings, dated as of July 27, 2010 (as amended, the “Merger Agreement”). The Amendment extends the expiration date of the cash tender offer by Purchaser to acquire all of the shares of the Company’s common stock (the “Offer”). The Amendment provides that, unless the Offer is extended pursuant to the terms and conditions of the Merger Agreement, the Offer is scheduled to expire at 9:00 a.m., New York City time, on the date that is the later of 20 business days after the date the Offer is commenced and September 10, 2010.

Additional Information and Where to Find It

This communication is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding shares of the Company’s common stock described in this communication has not commenced. At the time the Offer is commenced, Purchaser will file a Schedule TO Tender Offer Statement (including an offer to purchase, a related letter of transmittal, and other offer documents) with the U.S. Securities and Exchange Commission (“SEC”), and the Company will file a Schedule 14D-9 Solicitation/Recommendation Statement, with respect to the Offer. Holders of shares of the Company are urged to read the relevant tender offer documents when they become available because they will contain important information that holders of the Company’s securities should consider before making any decision regarding tendering their securities. Those materials and all other documents filed by Vestar Capital Partners V, L.P. or Purchaser with the SEC will be available at no charge on the SEC’s web site at www.sec.gov. The Schedule TO Tender Offer Statement, Schedule 14D-9 Solicitation/Recommendation Statement and related materials may be obtained for free by directing such requests to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, Toll-Free Telephone: (888) 750-5834.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

2.1
Amendment No. 1 to Agreement and Plan of Merger by and among Health Grades, Inc., Mountain Acquisition Corp., Mountain Merger Sub Corp. and Mountain Acquisition Holdings, LLC, dated as of August 9, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH GRADES, INC.
By:	/s/ Allen Dodge
Allen Dodge
Executive Vice President and Chief Financial Officer
Dated: August 9, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1
Amendment No. 1 to Agreement and Plan of Merger by and among Health Grades, Inc., Mountain Acquisition Corp., Mountain Merger Sub Corp. and Mountain Acquisition Holdings, LLC, dated as of August 9, 2010.